UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 4, 2022

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, February 4, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) announced that the U.S. Food & Drug Administration (“FDA”) has accepted and filed the company’s New Drug Application (“NDA”) for omecamtiv mecarbil, an investigational, selective, small molecule cardiac myosin activator, for the treatment of heart failure with reduced ejection fraction (“HFrEF”).

The FDA assigned the NDA a standard review with a Prescription Drug User Fee Act (“PDUFA”) target action date of November 30, 2022. The FDA also indicated that it is currently not planning to hold an advisory committee meeting to discuss the application.

The NDA is supported by the results from GALACTIC-HF (Global Approach to Lowering Adverse Cardiac Outcomes Through Improving Contractility in Heart Failure), the Phase 3 cardiovascular outcomes clinical trial of omecamtiv mecarbil that enrolled over 8,000 patients in 35 countries across 945 sites. GALACTIC-HF demonstrated a statistically significant effect of treatment with omecamtiv mecarbil to reduce risk of the primary composite endpoint of cardiovascular (“CV”) death or heart failure events (heart failure hospitalization and other urgent treatment for heart failure) compared to placebo in patients treated with standard of care. Additional analyses from GALACTIC-HF demonstrated a greater treatment effect of omecamtiv mecarbil in patients with lower left ventricular ejection fraction (LVEF), as well as other characteristics that may indicate worsening heart failure.

About Omecamtiv Mecarbil

Omecamtiv mecarbil is an investigational, selective, small molecule cardiac myosin activator, the first of a novel class of myotropes1 designed to directly target the contractile mechanisms of the heart, binding to and recruiting more cardiac myosin heads to interact with actin during systole. Omecamtiv mecarbil is designed to increase the number of active actin-myosin cross bridges during each cardiac cycle and consequently augment the impaired contractility that is associated with HFrEF. Preclinical research has shown that omecamtiv mecarbil increases cardiac contractility without increasing intracellular myocyte calcium concentrations or myocardial oxygen consumption.2-4

The development program for omecamtiv mecarbil is assessing its potential for the treatment of HFrEF. Positive results from GALACTIC-HF, the first Phase 3 clinical trial of omecamtiv mecarbil demonstrated a statistically significant effect of treatment with omecamtiv mecarbil to reduce risk of the primary composite endpoint of CV death or heart failure events (heart failure hospitalization and other urgent treatment for heart failure) compared to placebo in patients treated with standard of care. No reduction in the secondary endpoint of time to CV death was observed. Adverse events and treatment discontinuation of study drug were balanced between treatment arms. METEORIC-HF, a second Phase 3 clinical trial of omecamtiv mecarbil is designed to evaluate the effect of treatment with omecamtiv mecarbil compared to placebo on exercise capacity. Results from METEORIC-HF are expected in early 2022.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its novel cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is conducting METEORIC-HF, a second Phase 3 clinical trial of omecamtiv mecarbil. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, for the potential treatment of hypertrophic cardiomyopathies (“HCM”). The company has announced positive results from Cohorts 1, 2 and 3 in REDWOOD-HCM, a Phase 2 clinical trial of aficamten in patients with symptomatic obstructive HCM. Cytokinetics is conducting start-up activities for SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with obstructive HCM. Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (“ALS”). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Cytokinetics Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to: statements, express or implied, relating to the likelihood of FDA’s potential approval of the Company’s NDA for omecamtiv mecarbil by the target action date of November 30, 2022 or at any other time, statements regarding the potential number of patients that may benefit from treatment with omecamtiv mecarbil should the Company’s NDA be approved by FDA or any other regulatory authority, and statements regarding any potential future request by FDA to hold an advisory committee meeting to discuss the Company’s NDA. Such statements are based on management’s current expectations. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in Cytokinetics’ latest Quarterly Report on Form 10-Q.

References:

1.	Psotka MA, Gottlieb SS, Francis GS et al. Cardiac Calcitropes, Myotropes, and Mitotropes. JACC. 2019; 73:2345-53.
2.	Planelles-Herrero VJ, Hartman JJ, Robert-Paganin J. et al. Mechanistic and structural basis for activation of cardiac myosin force production by omecamtiv mecarbil. Nat Commun. 2017;8:190.
3.	Shen YT, Malik FI, Zhao X, et al. Improvement of cardiac function by a cardiac myosin activator in conscious dogs with systolic heart failure. Circ Heart Fail. 2010; 3: 522-27.
4.	Malik FI, Hartman JJ, Elias KA, Morgan BP, Rodriguez H, Brejc K, Anderson RL, Sueoka SH, Lee KH, Finer JT, Sakowicz R. Cardiac myosin activation: a potential therapeutic approach for systolic heart failure. Science. 2011 Mar 18;331(6023):1439-43.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: February 4, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer